Trade and other payables	12 Months Ended
Dec. 31, 2023
Trade and other payables
Trade and other payables

20.  Trade and other payables

	December 31, 2023	December 31, 2022
Trade payables	21,709	22,295
Accrued salaries, bonuses, vacation pay and related taxes	3,599	2,969
Provision for indirect taxes	2,242	2,234
Accrued professional services	1,407	1,526
VAT payable	283	191
Indirect taxes payables	163	1,007
Other payables and advances received	900	299
Total	30,303	30,521

The Group recognized a liability in respect of Cubic Games Studio Ltd of 1,497 and Nexters Global Ltd of 908 in relation to indirect taxes (VAT and withholding/sale taxes), as it considered that there is a present obligation as a result of past events with the probable outflow of resources.The exposure of the Group to liquidity risk in relation to financial instruments is reported in Note 29 to the consolidated financial statements.